UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported) May 24, 2007

COPPER ROAD, INC.

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(Exact name of registrant as specified in its charter)

Nevada	20-5163482
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

598 – 999 Canada Place, Vancouver, British Columbia V6C 3E1

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(Address of principal executive offices including postal code)

604-608-2861

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(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement.

On May 24, 2007, the Company accepted the resignation of Douglas Blackman, 54, as Secretary and Director of the Company. Mr. Blackman served as Secretary and Director since November 2006.

On May 24, 2007, the Company appointed Kelly Fielder, 38, to the position of Secretary. Mr. Fielder has been a Director of the Company since January 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunder duly authorized.

COPPER ROAD, INC.

By:

_/s/ Darren Hayes_______

Darren Hayes

President and Director